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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of earliest event reported: April 22, 2003



                       WEST PHARMACEUTICAL SERVICES, INC.



               (Exact name of registrant as specified in charter)




     Pennsylvania                   1-8036                     23-1210010
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)



       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
       (Address of Principal Executive Offices)                (Zip Code)


                                 (610) 594-2900
              (Registrant's telephone number, including area code)




                                       N/A
          (Former name or former address, if changed since last report)






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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)    Exhibits:


           Exhibit #    Description

           99.1 West Pharmaceutical Services, Inc. Press Release, dated April 22, 2003.


Item 9.   Regulation FD Disclosure

          The  following   information   is  furnished   pursuant  to  Item  12,
          "Disclosure of Results of Operations and Fiancial Condition."

          On April 22, 2003 West Pharmaceutical Services, Inc. (the "Company") issued a press release announcing the Company's first quarter financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    WEST PHARMACEUTICAL SERVICES, INC.





Date:  April 22, 2003                 By: /s/ Linda R. Altemus
                                          -------------------------------
                                          Linda R. Altemus
                                          Vice President and
                                          Chief Financial Officer






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                                  EXHIBIT INDEX




99.1    West Pharmaceutical Services, Inc. Press Release, dated April 22, 2003.